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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                Amendment No. 1

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                October 21, 1999



                             CELERITY SYSTEMS, INC.

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               (Exact Name of Registrant as Specified in Charter)

    Delaware              0-23279                      52-2050585
----------------      ----------------                --------------
(State or Other       (Commission File                  (IRS Employer
 Jurisdiction of       Number)                          Identification No.)
 Incorporation)

                           1400 Centerpoint Boulevard
                           Knoxville, Tennessee 37932
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                    (Address of Principal Executive Offices)

                     Registrants Telephone Number, including
                            area code: (423) 539-5300



                  --------------------------------------------
                 (Former Address, if changed since last report)





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This Form 8-K  contains  forward-looking  statements.  Such  statements  involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include, but are not limited to: Celerity System Inc.s (Celerity) history of losses and need for financing, market demand for Celeritys products, successful implementation of Celeritys products, competitive factors, the ability to manage Celeritys growth and the ability to recruit additional personnel, risks involving the proposed merger of a subsidiary of Celerity with FutureTrak International, Inc., including that the merger will not be consummated, and other risks detailed from time to time in Celeritys filings with the Securities and Exchange Commission (Commission), including but not limited to, those described under the caption Description of Business - Risk Factors in Celeritys Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, Celeritys Registration Statement on Form S-3 (Registration No. 333-81099), Celeritys current reports on Form 8-K filed with the Commission on September 14, 1999, September 29, 1999, October 8, 1999 and this Form 8-K.

This Amendment No. 1 to Form 8-K filed October 27, 1999 amends and restates
Item 5 and Exhibit 99.1 in their entirety and adds Item 7.

Item 5: Other Events
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The Company was delisted from the Nasdaq SmallCap Market,  effective October 21,
1999. The Company will continue to trade on the OTC Bulletin Board under the symbol CLRT. The delisting follows a Nasdaq panels determination that the Company did not meet the minimum $1.00 per share bid price and $2,000,000 net tangible assets requirements for maintenance on the Nasdaq SmallCap Market. The panel also cited the going concern qualification in the opinion of the Company's auditors for the fiscal year ended December 31, 1998 and determined that the Company's proposed merger with FutureTrak International, Inc. constitutes a reverse merger, requiring the Company to comply with the more stringent initial listing requirements. The panel was of the opinion that the Company failed to present a definitive plan which will enable it to evidence compliance with all of the requirements for continued listing on the Nasdaq SmallCap Market within a reasonable period and to sustain compliance with those requirements over the long-term.

Attached hereto as Exhibit 99.1 is a letter from Nasdaq to the Company dated October 21, 1999 regarding the Company's delisting from the Nasdaq SmallCap Market. The Company's capital raising plans and plans to address deficiencies in net tangible assets cited in the letter were preliminary in nature. No assurance can be given that any such plans will be realized.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)   Exhibits

        99.1  Letter dated October 21, 1999, from Nasdaq to the Company.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 28, 1999

                                        CELERITY SYSTEMS, INC.



                                        By: /s/ Kenneth D. Van Meter
                                           -------------------------------------
                                           Kenneth D. Van Meter
                                           President and Chief Executive Officer